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                                                                     Exhibit 4.1

016378

                         NET 1 UEPS TECHNOLOGIES, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

NUMBER NET_________                                              SHARES_________

COMMON STOCK                                                   CUSIP 64107N 20 6
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT


                                    SPECIMEN

is the owner of

 FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE EACH, OF

NET 1 UEPS TECHNOLOGIES, INC., transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers

DATED:


                               SECRETARY                      PRESIDENT


Net 1 UEPS Technologies, Inc. Corporate SEAL Florida

                                                    TRANSFER AGENT AND REGISTRAR

                                                            AUTHORIZED SIGNATURE


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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common          UNIF GIFT MIN ACT-_______Custodian_______
TEN ENT -as tenants by the entireties                     (Cust)         (Minor)
JT TEN  -as joint tenants with right of            under Uniform Gifts to Minors
         survivorship and not as tenants           Act______________
         in common                                       (State)

    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.


     For value received,________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OR ASSIGNEE

     ____________________________

________________________________________________________________________________
 (PLEASE PRINT ON TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________


                          ______________________________________________________
                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                          THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:


_______________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.